Exhibit 99.1

PRESS RELEASE May 10, 2022

Arrowhead Pharmaceuticals Reports Fiscal 2022 Second Quarter Results

-	Conference Call and Webcast Today, May 10, 2022 at 4:30 p.m. ET

PASADENA, Calif., May 10, 2022 — Arrowhead Pharmaceuticals, Inc. (NASDAQ: ARWR) today announced financial results for its fiscal second quarter ended March 31, 2022. The company is hosting a conference call today, May 10, 2022, at 4:30 p.m. ET to discuss the results.

Conference Call and Webcast Details

Investors may access a live audio webcast on the Company's website at http://ir.arrowheadpharma.com/events.cfm. For analysts that wish to participate in the conference call, please dial 855-215-6159 or 315-625-6887 and provide Conference ID 3791265.

A replay of the webcast will be available on the company’s website approximately two hours after the conclusion of the call and will remain available for 90 days. An audio replay will also be available approximately two hours after the conclusion of the call and will be available for 3 days. To access the audio replay, dial 855-859-2056 or 404-537-3406 and provide Conference ID 3791265.

Selected Recent Events

•

Initiated the PALISADE Phase 3 clinical study to evaluate the efficacy and safety of ARO-APOC3, Arrowhead’s investigational RNA interference (RNAi) therapeutic designed to inhibit the production of apolipoprotein C-III (APOC3), a key regulator of triglyceride metabolism, in adults with familial chylomicronemia syndrome

•

Completed enrollment of 204 patients in the Phase 2b ARCHES-2 clinical study of ARO-ANG3, our investigational medicine designed to reduce production of angiopoietin-like protein 3 ANGPTL3 as a potential treatment for patients with mixed dyslipidemia

o	ARCHES-2 is expected to be complete around the end of 2022 and topline data are anticipated to be available in the first half of 2023
•

Initiated the Phase 2 GATEWAY clinical study of ARO-ANG3, Arrowhead’s investigational medicine designed to silence the hepatic expression of angiopoietin-like protein 3 (ANGPTL3), in patients with homozygous familial hypercholesterolemia (HoFH)

•

Initiated a Phase 1/2 study of ARO-C3, Arrowhead’s investigational medicine designed to reduce production of complement component 3 (C3) as a potential therapy for various complement mediated diseases, in up to 24 adult healthy volunteers, up to 24 adult patients with paroxysmal nocturnal hemoglobinuria (PNH), and up to 14 adult patients with complement-mediated renal disease

•

Filed Clinical Trial Applications (CTA) requesting regulatory clearance to begin clinical studies for two new investigational medicines designed to treat various muco-obstructive and inflammatory pulmonary conditions

o	ARO-MUC5AC, an investigational RNAi therapeutic designed to inhibit the production of mucin 5AC (MUC5AC)
o	ARO-RAGE, an investigational RNAi therapeutic designed to inhibit the production of Receptor for Advanced Glycation End products (RAGE)
•	Formed a joint venture, Visirna Therapeutics, with Vivo Capital to expand the reach of innovative medicines in Greater China
•

Broke ground on construction of a new drug manufacturing facility and announced awards of up to $18.5 million in tax incentives from the city of Verona and the Wisconsin Economic Development Corporation

Selected Fiscal 2022 Second Quarter Financial Results

ARROWHEAD PHARMACEUTICALS, INC.
CONSOLIDATED CONDENSED FINANCIAL INFORMATION (unaudited)
(in thousands, except per share amounts)

	Three months ended March 31,		Six months ended March 31,
OPERATING SUMMARY	2022	2021	2022	2021
REVENUE	$151,805	$32,811	$179,244	$54,113
OPERATING EXPENSES
Research and development	75,985	44,697	141,750	81,251
General and administrative expenses	34,267	16,346	59,262	25,147
TOTAL OPERATING EXPENSES	110,252	61,043	201,012	106,398
OPERATING INCOME (LOSS)	41,553	(28,232)	(21,768)	(52,285)
OTHER INCOME/(EXPENSE)	2,813	1,414	3,262	4,735
NET INCOME (LOSS)	$44,366	$(26,818)	$(18,506)	$(47,550)

NET INCOME (LOSS) PER SHARE (DILUTED)	$0.41	$(0.26)	$(0.18)	$(0.46)
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	107,929	103,867	105,034	103,303

FINANCIAL POSITION SUMMARY	March 31,	September 30,
	2022	2021
CASH AND CASH EQUIVALENTS	$86,408	$184,434
SHORT-TERM INVESTMENTS AND MARKETABLE SECURITIES	315,487	183,355
LONG-TERM INVESTMENTS	201,590	245,595
TOTAL CASH RESOURCES (CASH AND INVESTMENTS)	603,485	613,384
OTHER ASSETS	100,090	96,764
TOTAL ASSETS	703,575	710,148
TOTAL CURRENT DEFERRED REVENUE	97,869	111,055
TOTAL LONG-TERM DEFERRED REVENUE	89,754	131,495
OTHER LIABILITIES	63,686	58,776
TOTAL LIABILITIES	251,309	301,326
TOTAL STOCKHOLDERS' EQUITY	452,266	408,822
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$703,575	$710,148

SHARES OUTSTANDING	105,702	104,327

About Arrowhead Pharmaceuticals

Arrowhead Pharmaceuticals develops medicines that treat intractable diseases by silencing the genes that cause them. Using a broad portfolio of RNA chemistries and efficient modes of delivery, Arrowhead therapies trigger the RNA interference mechanism to induce rapid, deep, and durable knockdown of target genes. RNA interference, or RNAi, is a mechanism present in living cells that inhibits the expression of a specific gene, thereby affecting the production of a specific protein. Arrowhead’s RNAi-based therapeutics leverage this natural pathway of gene silencing.

For more information, please visit www.arrowheadpharma.com, or follow us on Twitter @ArrowheadPharma. To be added to the Company's email list and receive news directly, please visit http://ir.arrowheadpharma.com/email-alerts.

Safe Harbor Statement under the Private Securities Litigation Reform Act:

This news release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this release except for historical information may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “hope,” “intend,” “plan,” “project,” “could,” “estimate,” or “continue” are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, trends in our business, expectations for our product pipeline or product candidates, including anticipated regulatory submissions and clinical program results, prospects or benefits of our collaborations with other companies, or other characterizations of future events or circumstances are forward-looking statements. These statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of numerous factors and uncertainties, including the impact of the ongoing COVID-19 pandemic on our business, the safety and efficacy of our product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in our clinical programs, our ability to finance our operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of our scientific studies, our ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in our markets, the enforcement of our intellectual property rights, and the other risks and uncertainties described in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. We assume no obligation to update or revise forward-looking statements to reflect new events or circumstances.

Contacts:

Arrowhead Pharmaceuticals, Inc.

Vince Anzalone, CFA

626-304-3400

ir@arrowheadpharma.com

Investors:

LifeSci Advisors, LLC

Brian Ritchie
212-915-2578

britchie@lifesciadvisors.com

www.lifesciadvisors.com

Media:

LifeSci Communications, LLC

Josephine Belluardo, Ph.D.
646-751-4361

jo@lifescicomms.com

www.lifescicommunications.com

Source: Arrowhead Pharmaceuticals, Inc.

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